EXHIBIT 22.2 - PROXY MAILED APRIL 26, 1999

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(509) 735-9092   415 N. QUAY STREET   KENNEWICK, WASHINGTON 99336

PROXY

The undersigned hereby revokes all previous proxies for his stock and appoints T.L. Kirchner, with power of substitution, to represent and
o vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Cavanaugh's Motor Inn at Columbia Center, Kennewick, Washington on June 11, 1999 at 3:00 p.m. Pacific time, including any adjournments thereof.

1.	Election of Directors

	         T. L. Kirchner

For                   Against                   Abstain
   ------------------        ------------------         ----------

               John H. Rector

For                   Against                   Abstain
   ------------------        ------------------         ----------

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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2.	To ratify Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 1999.

	For                   Against                   Abstain
     ----------------           --------------            --------

3.	In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.

	For                   Against                   Abstain
      ---------------            ---------------           --------

                   (To be signed on other side.)












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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  WHEN PROPERLY
EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
         --------------------------------------------

Signature if held jointly
                          ---------------------------
Date:
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Please return this proxy in the envelope provided.
I will                 or will not                  attend the meeting.
      -----------------           -----------------
                              (Over)